VistaGen® Therapeutics

www.vistagen.com

Nasdaq: VTGN

Summer 2020

LOOKING BEYOND CURRENT TREATMENTS FOR CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

Forward-looking Statements

VistaGen® Therapeutics

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern our product candidates, development efforts, collaborations, intellectual property, financial condition, plans and development programs. These statements involve risks, uncertainties and assumptions, and are based on the current estimates and assumptions of the management of VistaGen Therapeutics, (Company) as of the date of this presentation and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth in our Annual Report on Form 10-K for the year ended March 31, 2020, filed with the Securities and Exchange Commission (SEC) on June 29, 2020, as well as any updates to those risk factors filed with the SEC from time to time in our current and periodic reports on Forms 8-K and 10-Q, respectively. All statements contained in this presentation are made only as of the date of this presentation, and the Company undertakes no duty to update this information unless required by law.

www.vistagen.com

A Growing Mental Health Pandemic

VistaGen® Therapeutics

The Washington Post

"A third of Americans now show signs of clinical anxiety or depression, Census Bureau finds amid coronavirus pandemic"



TIME
THE AGE OF
ANXIETY
Beyond Stress • Lessons and Treatments • You Are Not Alone

CNN Health

"The coronavirus pandemic is causing a mental health crisis, the UN warns"

U.S.News & WORLD REPORT

"Lots of Time on Social Media Linked to Anxiety, Depression in Teens"

"In a Pandemic-Stressed America, Protests Add to Mental Strain"

U.S.News & WORLD REPORT



TIME
2020
GENERATION PANDEMIC

"The Coronavirus Pandemic May Be Causing an Anxiety Pandemic"

CNBC make it

A Growing "Benzo Epidemic"

VistaGen Therapeutics

"Anti-anxiety medication prescriptions up 34 percent since coronavirus"

TIME


Imovane 7,5 mg
Tranxène
Myolastan 50 mg
Temesta 2,5 mg
Lysanxia
Valium Roche
Rivotril 2 mg
XANAX
10mg

PsychiatryAdvisor

"Benzodiazepines: Primary Care's New Drug Problem"

"It's not just opioids: What doctors want you to know about benzos"

CNN health

"Use of Opioids, Benzodiazepines at Same Time is Skyrocketing."

FORTUNE

VistaGen is committed to developing and commercializing innovative medicine for treatment of anxiety, depression and neurology disorders we believe are not adequately addressed by current therapies.

www.vistagen.com

Nasdaq: VTGN

LOOKING BEYOND CURRENT TREATMENTS FOR CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

Our CNS Pipeline

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3
PH94B Neuroactive Nasal Spray*	Social Anxiety Disorder[†1,2]				
	Generalized Anxiety Disorder[5]				
	Adjustment Disorder with Anxiety[4]				
	Postpartum Anxiety[5]				
	Perioperative Anxiety[5]				
	Panic Disorder[5]				
	PTSD[5]				
PH10 Neuroactive Nasal Spray*	Major Depressive Disorder[3]				
	Postpartum Depression[5]				
	Treatment-resistant Depression[5]				
	Suicidal Ideation[5]				
AV-101* (oral) with oral probenecid	Major Depressive Disorder[†6]				
	Neuropathic Pain[†6]				
	LID associated with Parkinson's Therapy[6]				
	Epilepsy[6]				
	Suicidal Ideation[6]				

* The commencement of all potential studies noted above with dashed arrow bars is subject to U.S. FDA regulatory approval and the availability of sufficient funding.

† FDA Fast Track designation granted

1. Successful Phase 2 program completed; preparing for pivotal Phase 3 clinical development
2. EverInsight Therapeutics has exclusive rights to develop and commercialize in certain markets in Asia
3. Successful Phase 2A program completed; preparing for Phase 2B program
4. Preparing for open-label Phase 2A program
5. Assessing for potential Phase 2A program
6. Assessing for Phase 1B to support potential Phase 2A

PH94B neuroactive nasal spray

(3β)-androsta-4,16-dien-3-ol

VistaGen®
Therapeutics

- Social Anxiety Disorder
- Adjustment Disorder
- Postpartum Anxiety
- PTSD
- Generalized Anxiety Disorder
- Preoperative/Pre-testing Anxiety
- Panic Disorder


H
H
H
HO



LOOKING BEYOND CURRENT TREATMENTS FOR CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

Social Anxiety Disorder (SAD) in the U.S.

VistaGen® Therapeutics

More than Just Shyness


SOCIAL ANXIETY DISORDER:
More Than Just Shyness
Are you extremely afraid of being judged by others?
Are you very self-conscious in everyday social situations?
Do you avoid meeting new people?
If you have been feeling this way for at least six months and these feelings make it hard for you to do everyday tasks—such as talking to people at work or school—you may have a social anxiety disorder.
NIH

National Institutes of Health

One of the most prevalent mental health conditions in the U.S.

Affects as many as

20 million[1]

Americans

Anxiety and fear in everyday social and performance situations

- meeting new people
- making a work presentation
- giving a speech
- interviewing for a job
- eating/drinking in front of others

[1]Harvard Medical School, 2007. National Comorbidity Survey (NCS). (Update - 2017, August 21); Kessler, et al, US National Comorbidity Survey Replication, 2005
https://www.nimh.nih.gov/health/publications/social-anxiety-disorder-more-than-just-shyness/index.shtml

www.vistagen.com

Current SAD Drug Treatments Fall Short

VistaGen® Therapeutics

FDA APPROVED	Not FDA-Approved * Prescribed Off-label *
Antidepressants	**Benzodiazepines & Beta Blockers**

Antidepressants

- Slow onset, chronic administration
- May worsen anxiety initially
- Significant potential side effects
  - Nausea and vomiting, weight gain, sleepiness, sexual problems
- Potential drug-drug interaction

Benzodiazepines & Beta Blockers

- Addiction risk
- Significant potential side effects
  - Nausea and vomiting, blurred vision, dizziness, sedation, confusion and cognitive impairment

There is no FDA-approved, fast-acting, as needed treatment for SAD

PH94B: Acute Treatment of Anxiety for Adults with Social Anxiety Disorder

VistaGen® Therapeutics

- Odorless, synthetic neurosteroid nasal spray
- Successful Phase 2 completed
- Recent FDA consensus on pivotal Phase 3 study
- Rapid-onset (10-15 minutes)
- Exceptional safety
- FDA Fast Track designation, first ever granted for SAD

Potential to be the first FDA-approved rapid-onset acute treatment of anxiety for adults with SAD



PH94B Mechanism of Action

VistaGen® Therapeutics

- Microgram level dose (3.2 mcg) engages specific nasal chemosensory neurons (NCNs)
- NCNs activate olfactory bulb neurons (OBNs) on the base of the brain
- OBNs send neural connections to neurons in the central limbic amygdala, the brain center where fear and anxiety are regulated
- Neurons in the limbic amygdala modulate inhibitory/excitatory neurotransmitters, resulting in rapid anti-anxiety effects
- **Systemic uptake and distribution of 3.2 mcg dose not required to produce rapid-onset anti-anxiety effects**


Olfactory bulb
Olfactory tract
Cribriform plate
Olfactory nerves
Nasal cavity

VistaGen® Therapeutics

Completed PH94B Phase 2 Study - Public Speaking Challenge

Screening
N=183

Visit 1

Baseline Public Speaking and Social Interaction Challenge
N=98



Visit 2

Placebo
Public Speaking and Social Interaction
N=46

PH94B
Public Speaking and Social Interaction
N=45



Visit 3

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti, L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682

Published PH94B Phase 2 Study – Public Speaking (n = 91)



Visit 3 (Treatment Phase)
Subjective Units of Distress Score (SUDS)
80
70
60
50
40
Placebo
PH94B
R
1
2
0
1
2
3
4
5 (min)
Anticipation Anxiety
Performance Anxiety
Dosing
15-min
Challenge Instructions
Challenge Starts
Patient is told that will have to give a 5-min speech without notes to an audience of 3 role-players and has 2 min to prepare

PH94B Rapidly Reduced Anxiety in Response to Public Speaking Challenge

Active Group:	Placebo Group:
Mean Difference = 26.7	Mean Difference = 14.0
Standard Deviation = 21.6	Standard Deviation = 16.3
Number of Subjects = 45	Number of subjects = 46

t = 3.16	p = 0.002	Cohen's d (Effect Size) .66

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti, L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682.

VistaGen® Therapeutics

PH94B Initial Pivotal Phase 3 Study: Acute Treatment of Anxiety for Adults with Social Anxiety Disorder

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Recent FDA agreement will substantially reduce cost (50%), time and variability
- Design same as highly statistically significant ($p=0.002$) Phase 2 public speaking study
  - Assessing a single, identical, laboratory-simulated, anxiety-provoking public speaking challenge to all subjects
  - Single dose of PH94B (3.2 µg) or placebo administered after randomization
  - Primary efficacy endpoint assessed using Subjective Units of Distress Scale (SUDS)
- 12-15 sites in North America
- Target enrollment (completed subjects), 182

PH94B Initial Pivotal Phase 3 Study - Public Speaking Challenge

VistaGen Therapeutics


Screening
N=400
Visit 1
Open Label Safety
LSAS<70
LSAS>70
Placebo
Baseline Public Speaking Challenge
N=300
Visit 2
SUDS<75
Open Label Safety
SUDS>75
Placebo
Public Speaking
N=91
PH94B
Public Speaking
N=91
Visit 3
Follow-up and Open Label Safety
Visit 4

PH94B Commercial Opportunity – U.S. SAD Market

SUBSTANTIAL UNMET NEED

There are few novel anti-anxiety medications in late-stage clinical development. PH94B promotion, SAD disease education and U.S. DTC advertising efforts will drive physician urgency to diagnose and treat.

UNIQUE MOA

Most clinicians are cautiously optimistic that PH94B is not habit-forming due to its novel, differentiated MOA, non-systemic administration and lack of benzodiazepine-like side effects.


~$2.17B - $3.1B*
potential commercial opportunity for PH94B in U.S. SAD market

STRONG INTENT TO PRESCRIBE

Motivated by safety/tolerability, efficacy and convenient on-demand use, most clinicians intend to offer PH94B to a majority of their patients with SAD. Most patients are interested in trying PH94B and would be motivated to discuss with an HCP after seeing an advertisement.

EASE OF USE

Patients and clinicians will likely prefer PH94B's acute, on-demand rapid-onset activity, much like a rescue inhaler for an acute asthma attack, and its exceptional side effects profile vs. antidepressants, benzodiazepines and beta blockers.

*Includes pediatric SAD indication, peak year sales; but excludes all other anxiety-related disorders; market research and commercial assessment prepared by i3 Strategy, Winter 2019

www.vistagen.com

EverInsight/CBC Group Collaboration June 2020

Phase 3 Development and Commercialization of PH94B for Acute Treatment of Anxiety in Adults with SAD in Key Asian Markets

VistaGen® Therapeutics

- Obligations:
  - EverInsight (currently funded by CBC Group) will be responsible for Phase 3 clinical development, regulatory submissions and commercialization of PH94B in the Territory
- Territory:
  - Greater China
  - South Korea
  - Southeast Asia
- Financial terms:
  - $5 million upfront payment (received August 2020)
  - Potential milestone payments up to $172 million
  - Royalties on commercial sales



Adjustment Disorder with Anxiety

VistaGen® Therapeutics

- Emotional or behavioral reaction considered excessive or out of proportion to a stressful event or major life change occurring within 3 months of the anxiety-provoking stressor
- Significantly impairs social, occupational and/or other important areas of functioning
- Diverse impact of the COVID-19 pandemic and recent civil unrest have created fear, anxiety and uncertainty about health and safety, economic loss, unemployment, and new educational, occupational and social norms
- Current anti-anxiety medicines, especially benzodiazepines, have significant limitations and problematic side effects and safety concerns


CLOSED
CORONAVIRUS

2020
CORONAVIRUS
FINANCIAL
PANIC


VistaGen® Therapeutics

PH94B Phase 2 Program for Adjustment Disorder

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

Treatment of Adjustment Disorder with Anxiety

PART A

- Exploratory, open-label, single-site Phase 2A study in New York City
- Target enrollment, 30

POTENTIAL PART B

- Randomized, double-blind, placebo-controlled, multi-center U.S. Phase 2B study
- Potential target enrollment, 150

PART A exploratory Phase 2A open-label study protocol submitted to FDA under Coronavirus Treatment Acceleration Program (CTAP); protocol development discussions ongoing with FDA Division of Psychiatry Products

www.vistagen.com

Additional Anxiety-related Indications

VistaGen Therapeutics

Postpartum Anxiety

Generalized Anxiety Disorder

Panic Disorder

PH94B



Preoperative & Pre-testing (MRI) Anxiety

Post-Traumatic Stress Disorder

Potential Next Step: Exploratory Phase 2A studies

PH10 neuroactive nasal spray

Pregn-4-en-20-yne-3-one

VistaGen® Therapeutics

Novel, safe, fast-acting therapy for:

- Major Depressive Disorder
- Postpartum Depression
- Treatment-Resistant Depression
- Suicidal Ideation


H
O



LOOKING BEYOND CURRENT TREATMENTS FOR CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

www.vistagen.com

VistaGen® Therapeutics

Major Depressive Disorder in the U.S.

1 in 4 women **1 in 6 men** **1 in 8**



diagnosed with depressive disorders

age 12 and over takes an antidepressant[1]

LARGE ADDRESSABLE MARKET WITH HIGH UNMET NEED[2,3]

11.6M
Drug-treated patients with Major Depressive Disorder

7.3M
Inadequate response to 1st antidepressant

5.1M
Treatment-resistant after 2nd antidepressant

1. CDC – NCHS – National Center for Health Statistics, August 2017; 2. Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study); 3. Decision Resources 2016.

VistaGen® Therapeutics

FDA-Approved Oral MDD Treatments Fall Short

Oral Antidepressants

- **Often do not work; slow to work**
  - Initial ADT effective in 1 of 3 patients
  - May take 4 to 6 weeks or more for antidepressant effects
- **Significant potential side effects**
  - Anxiety, sexual dysfunction, insomnia, dizziness, nausea and vomiting, headache, sweating

Oral Atypical Antipsychotics

- **Often do not work**
  - Only ca. 20% of patients respond to augmentation
- **Significant potential side effects**
  - Weight gain, stomach pain, tiredness, dizziness, tardive dyskinesia, headache, nervousness, restlessness

PH10 for MDD

VistaGen® Therapeutics

- Odorless synthetic neurosteroid nasal spray
- Successful Phase 2A completed
- Potential rapid-onset antidepressant effects
- Exceptional safety
- Preparing for Phase 2B

Potential stand-alone rapid-onset antidepressant without side effects and safety concerns of ketamine-based therapy



PH10 Mechanism of Action

VistaGen® Therapeutics

- Microgram level dose (6.4 mcg) engages specific nasal chemosensory neurons (NCNs)
- NCNs activate olfactory bulb neurons (OBNs) on the base of the brain
- OBNs send neural connections to neurons in the central limbic amygdala, the brain center where mood is regulated
- Neurons in the limbic amygdala stimulate release of excitatory neurotransmitters (glutamate, norepinephrine) resulting in rapid-onset antidepressant effects
- **Systemic uptake and distribution not required to produce rapid-onset antidepressant effects**



PH10 Published Phase 2A MDD Monotherapy Study (n = 30)

VistaGen® Therapeutics


Hamilton Depression (HAM D) Score Reduction From Baseline
Reduction in HAM D from Baseline
-5.0
-7.5
-10.0
-12.5
-15.0
-17.5
Placebo
High Dose
Low Dose
(n = 30)
TxWk1
TxWk2
TxWk3
TxWk4
TxWk5
TxWk6
TxWk7
TxWk8

Microgram doses of PH10 neuroactive nasal spray improved MDD symptoms with rapid-onset efficacy

PH10 Dose	HAM D Score	P (PH10 vs Placebo)	Cohen's D (Effect Size)
3.2 µg (Low Dose)	16.3	.101	0.74
6.4 µg (High Dose)	17.8	.022	0.95
Placebo	10.9		

Monti, L., Nicolini, H., Liebowitz, M., & Hanover, R. (2019). "A Placebo Controlled Trial of PH10: Test of a New Rapidly Acting Intranasally Administered Antidepressant." Br J Phar Med Res 4(6): 2157-2168.

VistaGen® Therapeutics

PH10 U.S. Phase 2B Development Plan for MDD

Principal Investigator: Dr. Maurizio Fava, Harvard University

- Randomized, double-blind, placebo-controlled, multi-center monotherapy study
- MDD patients with zero or 1 prior failure on a standard antidepressant
- Twice a day administration of PH10 (3.2 μg or 6.4 μg) or placebo for 4 weeks
- Rapid-onset potential within less than one week, potentially hours to days
- Target enrollment, n= ca. 150 patients

Primary Endpoint: Change in HAM-D-17 from baseline compared to placebo

Additional Indications

VistaGen Therapeutics

Suicidal Ideation

Postpartum Depression

PH10



Treatment-Resistant Depression

Potential Next Steps: Exploratory Phase 2A studies

AV-101

L-4-chlorokynurenine

- Major Depressive Disorder
- Suicidal Ideation
- Neuropathic Pain
- Levodopa-Induced Dyskinesia associated with Parkinson's Therapy
- Epilepsy



O
NH2
OH
O
Cl
NH2

VistaGen® Therapeutics



LOOKING BEYOND CURRENT TREATMENTS FOR CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

AV-101

VistaGen® Therapeutics

- Oral NMDAR glycine site antagonist
- Prodrug of 7-Cl-KYNA
- Exceptional safety
- FDA Fast Track designations in MDD and pain
- Go forward plan with adjunctive probenecid



www.vistagen.com

VistaGen® Therapeutics

AV-101's Mechanism of Action

4-Cl-KYN (prodrug) → 7-Cl-KYNA (active metabolite)



NMDA Receptor Pharmacology
K+
Extracellular side
Glutamate binding site
Glycine binding site
NR2B
(NR2A-D)
NR1
Cytoplasmic side
Na+
Ca2+
7-Cl-KYNA
(full antagonist)
Classic channel-blocking antagonists:
Ketamine
Lanicemine
Phencyclidine
L-4-chlorokynurenine
(4-Cl-KYN)
(oral delivery to CNS)
Activated
Astrocytes
7-chlorokynurenic acid
(7-Cl-KYNA)
(low adverse events expected)
AV-101
Oral Prodrug
(4-Cl-KYN)
AV-101
Active Metabolite
(7-Cl-KYNA)

AV-101 and Adjunctive Probenecid

Recent preclinical data demonstrate substantial increases in rodent brain concentrations of both AV-101 (4-Cl-KYN) and 7-Cl-KYNA

VistaGen Therapeutics

Probenecid increases AV-101 (4-Cl-KYN) brain levels by ~ 7-fold


4-Cl-Kynurenine
Concentration (nM)
Time in min
Vehicle + vehicle
Vehicle + Probenecid 100 mg/kg
AV-101 100 mg/kg + Vehicle
AV-101 100 mg/kg + Probenecid 100 mg/kg

• Figure 1 → Levels of 4-Cl-KYN in PFC of adult male Sprague-Dawley rats following IP administration (T=0) of AV-101 and probenecid alone or in combination (100 mg/kg, each). Data are represented as mean ± SEM. N = 4-6/group.

Probenecid increases 7-Cl-KYNA brain levels by > 35-fold


7-Cl-Kynurenic Acid
Concentration (nM)
Time in min
Vehicle + vehicle
Vehicle + Probenecid 100 mg/kg
AV-101 100 mg/kg + Vehicle
AV-101 100 mg/kg + Probenecid 100 mg/kg

• Figure 2 → Levels of 7-Cl-KYNA in PFC of adult male Sprague-Dawley rats following IP administration (T=0) of AV-101 and probenecid alone or in combination (100 mg/kg, each). Data are represented as mean ± SEM. N = 4-6/group.

Dickens, D., (2019, December). Drug transporters at the blood-brain barrier as targets for personalised CNS therapeutics. Speaker at British Pharmacological Society, Pharmacology 2019, Edinburgh, UK,

AV-101 with Adjunctive Probenecid for Multiple CNS Indications

VistaGen® Therapeutics

Major Depressive Disorder

Suicidal Ideation

Neuropathic Pain

AV-101

Levodopa-Induced Dyskinesia associated with Parkinson's Therapy



Epilepsy

Next Step: Acute Canine Preclinical (PK) Study

VistaGen® Therapeutics

Distinguished Clinical and Regulatory Advisors

HARVARD UNIVERSITY

Maurizio Fava, M.D.

Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; Executive Director, MGH Clinical Trials Network and Institute

Baylor College of Medicine

Sanjay Mathew, M.D.

Associate Professor of Psychiatry and Behavioral Sciences, Marjorie Bintliff Johnson and Raleigh White Johnson; Jr. Chair for Research in Psychiatry and Menninger Department of Psychiatry & Behavioral Sciences, Baylor College of Medicine

Columbia University Department of Psychiatry

MRN

Michael Liebowitz, M.D.

Professor of Clinical Psychiatry, Columbia University; Managing Director and Founder, The Medical Research Network, LLC; Director (retired), Anxiety Disorders Clinic at the New York State Psychiatric Institute

Yale University

Gerard Sanacora, Ph.D., M.D.

Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Scientific Director, Yale-New Haven Hospital Interventional Psychiatry Service

FDA

Thomas Laughren, M.D.

Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)

UC San Diego School of Medicine

Mark Wallace, M.D.

Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego

www.vistagen.com

Experienced Team Leading Execution

VistaGen® Therapeutics



Shawn K. Singh

Chief Executive Officer

- 25 years of experience with biopharmaceutical companies, a healthcare venture capital firm and a profitable CRO
- Artemis Neuroscience; SciClone Pharmaceuticals; Cato BioVentures; Cato Research: Morrison & Foerster



Ralph Snodgrass, Ph.D.

President, Chief Scientific Officer

- 23 years of experience in senior biotechnology management
- Progenitor; Lineberger Comprehensive Cancer Center





Jerrold D. Dotson, CPA

Chief Financial Officer, Secretary

- 20 years of experience in senior management finance and administration
- Calypte Biomedical; Discovery Foods; California & Hawaiian Sugar; Clorox

Mark A. Smith, M.D., Ph.D.

Chief Medical Officer

- 20 years of large Pharma CNS drug development experience
- Teva Pharmaceuticals; Shire Pharmaceuticals; AstraZeneca Pharmaceuticals; DuPont Pharmaceutical Company; U.S. National Institute of Mental Health



Mark A. McPartland

Vice President, Corporate Development

- 20 years of experience in corporate development, capital markets and management consulting
- Stellar Biotechnologies; MZ Group; Hayden Communications: Alliance Advisors

VistaGen® Therapeutics

3 Differentiated, Clinical-Stage CNS Drug Candidates

- Novel mechanisms of action
- Rapid-onset potential
- Exceptional safety
- Multiple accessible global markets

VistaGen®
Therapeutics

LOOKING BEYOND CURRENT TREATMENTS FOR ANXIETY, DEPRESSION AND OTHER CNS DISEASES AND DISORDERS WITH HIGH UNMET NEED

www.vistagen.com

Nasdaq: VTGN